SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 1997

                                   NOHIV, INC.
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             (Exact name of Registrant as specified in its charter)


                                     Nevada
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          (State or other jurisdiction of Incorporation or organization



      33-55254-21                                        87-0438453
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(Commission File Number)                  (I.R.S. Employer Identification No.)

 1508 Brookhollow Drive, Suite 354, Santa Ana, California             92705
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 (Address of principal executive offices)                           (Zip Code)

                                 (714) 429-1041
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              (Registrant's telephone number, including area code)

Bonito Industries, Inc., 3098 South Highland Dr. #460, Salt Lake City, UT 84106
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          (Former name or former address, if changed since last report)



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Item 9. Sale of Equity Securities Pursuant to Regulation S.

     Between October 10, 1997 and November 18, 197, the Registrant sold 1,030,062 shares of Common Stock, $.001 Par value of the Registrant, at prices ranging from $0.6875 to $1.00 per share U.S. Dollars, pursuant to the exemption from registration provided by Regulation S of the Securities Act of 1933. The shares of common stock were sold to non-U.S. persons as such term is defined in Regulation S pursuant to the terms and conditions of Offshore Securities Subscription Agreements dated between October 10, 1997 and November 18, 1997.






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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             NOHIV, INC.
                                             (Registrant)


Date: December 22, 1997                      /S/  Axel J. Kutscher
                                             ------------------------------
                                             By: Axel J. Kutscher
                                             Its:  President, Secretary and
                                                   Chief Financial Officer

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